================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): July 16, 2001

                      BAY VIEW SECURITIZATION CORPORATION
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              (Exact name of registrant as specified in charter)

             Delaware                     333-16233                             93-1225376
---------------------------------- ------------------------  ------------------------------------------------
  State or other jurisdiction of    (Commission File No.)          (I.R.S. Employer Identification No.)
  incorporation or organization

     c/o Bay View Bank
     1840 Gateway Drive
     San Mateo, California                                                        94404
--------------------------------------                       ------------------------------------------------
Address of principal executive offices                                           Zip Code


      Registrant's telephone number, including area code:  (650) 294-7714

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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.   Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Reports dated June 30, 2001


                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                              BAY VIEW 1999 LG-1 AUTO TRUST
                              BAY View 2000 LJ-1 AUTO TRUST
                         BY:  BAY VIEW SECURITIZATION CORPORATION
                              ORIGINATOR OF TRUST



Dated:  July 16, 2001         By: /s/ Michael J. LaOrange
                                  -----------------------
                                  Michael J. LaOrange
                                  Vice President